SSGA FUNDS

SSGA High Yield Bond Fund

Class A – SSHGX

Class I – SSHJX

Class K – SSHKX

Class N – SSHYX

Supplement dated February 14, 2018

to the Summary Prospectuses, Statutory Prospectuses and

Statement of Additional Information,

each dated December 19, 2017

The Summary Prospectuses, Statutory Prospectuses and Statement of Additional Information for the SSGA High Yield Bond Fund (the “Fund”), a series of the SSGA Funds (the “Trust”) are hereby supplemented. The following information supersedes any information to the contrary regarding the Fund contained in the Fund’s Summary Prospectus, Statutory Prospectus and Statement of Additional Information:

The Trust’s Board of Trustees (the “Trustees”) has approved a Plan of Liquidation and Termination of Sub-Trust (the “Plan”) with respect to the Fund, pursuant to which the Fund expects to liquidate and distribute substantially all of its assets on or about April 20, 2018 (the “Liquidation Date”). The Plan authorizes the Fund and its investment adviser, SSGA Funds Management, Inc. (“SSGA FM”), to engage in such transactions as may be appropriate for the Fund’s liquidation and dissolution, including, without limitation, the sale of Fund assets and payment of, and provision for, Fund liabilities in anticipation of the liquidation. Accordingly, during the period between the effective date of the Plan (March 23, 2018) and the Liquidation Date (the “Liquidation Period”), the Fund will engage in business and activities solely for the purposes of winding down its business and affairs and making a distribution of its assets to shareholders, and it is possible the Fund will not pursue or achieve its investment objective. Furthermore, it is anticipated that during all, or a portion of, the Liquidation Period the Fund’s assets will be held exclusively in cash and/or cash equivalents.

In anticipation of the Fund’s liquidation, the Fund will cease the sale of its shares to new shareholders upon the close of business on March 5, 2018, however, shares of the Fund may continue to be offered through intermediaries that currently have relationships with the Fund (“Intermediary Relationships”) and to existing shareholders having accounts directly with the Fund. Effective upon the close of business on March 23, 2018, the Fund will no longer accept orders from existing shareholders and/or Intermediary Relationships to purchase additional shares. Existing shareholders of the Fund may, consistent with the requirements set forth in the Prospectus, redeem or exchange their shares into shares of the same class of any other series of the Trust at any time prior to the Liquidation Date as long as their applicable share class is available for incoming exchanges.

On or prior to the Liquidation Date, the Fund will make one or more pro rata liquidating distributions (each, a “Liquidating Distribution” and, collectively, the “Liquidating Distributions”) consisting of substantially all the assets of the Fund, less the amount reserved to pay creditors of the Fund. Liquidating Distributions shall be made to shareholders of record in accordance with instructions from such shareholders, provided that if a shareholder of record has not given instructions to the Trust by the time that the liquidation proceeds are distributed, the shareholder’s liquidation proceeds may be distributed by the mailing of a check to such shareholder.

As part of the Plan, with the intention to eliminate all liability of the Fund for corporate-level U.S. federal income and excise tax imposed pursuant to the Internal Revenue Code of 1986, as amended (the “Code”), the Fund will declare and pay one or more dividends in such amount or amounts as the Fund determines is appropriate.

The Trustees, and subject to the direction of the Trustees, the officers of the Trust, are authorized by the Plan to do or authorize any or all acts as provided for in the Plan and any and all such further acts as they may consider necessary or desirable to carry out the purposes of the Plan and the Trustees of the Trust are authorized by the Plan to authorize variations from or amendments to the provisions of the Plan as may be necessary or appropriate to effect the liquidation of the Fund.

This Supplement should be retained with your

Summary Prospectus, Statutory Prospectus and

Statement of Additional Information for future reference.

SSGAHYBSUPP2018